Exhibit 10.4

EXECUTION

AMENDMENT NUMBER ONE

to the

AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Dated as of March 3, 2017,

by and between

PENNYMAC LOAN SERVICES, LLC

and

CITIBANK, N.A.

This AMENDMENT NUMBER ONE (this “Amendment Number One”) is made this 19th day of June, 2017, by and between PENNYMAC LOAN SERVICES, LLC (“Seller”) and CITIBANK, N.A. (“Buyer”), to the Amended and Restated Master Repurchase Agreement, dated as of March 3, 2017, by and between Seller and Buyer, as such agreement may be amended from time to time (the “Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller and Buyer have agreed to amend the Agreement as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer that the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1. Amendments. Effective as of June 19, 2017 (the “Amendment Effective Date”), the Agreement is hereby amended as follows:
(a) Section 2 of the Agreement is hereby amended by deleting the definitions of “Commitment Fee”, “Committed Amount” and “Uncommitted Amount “ in their entirety and replacing them as follows:

“Commitment Fee” shall have the meaning assigned to it in the Pricing Side Letter.  For the avoidance of doubt, all references to the Commitment Fee in this Agreement shall also include the Additional Commitment Fee.

“Committed Amount” shall mean $275,000,000.

“Uncommitted Amount” shall mean $425,000,000.

(b) Section 2 of the Agreement is hereby amended by adding the new definition of “Additional Commitment Fee” in the appropriate alphabetical order to read as follows:

“Additional Commitment Fee” shall have the meaning assigned to it in the Pricing Side Letter.

Section 2. Fees and Expenses.  Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number One (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

Section 3. Representations.  Seller hereby represents to Buyer that as of the date hereof, the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

Section 4. Binding Effect; Governing Law.  This Amendment Number One shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  THIS AMENDMENT NUMBER SEVENTEEN SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

Section 5. Counterparts.  This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

Section 6. Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment Number One need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

PENNYMAC LOAN SERVICES, LLC,
(Seller)

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

CITIBANK, N.A.
(Seller)

By:	/s/ Susan Mills
Name:	Susan Mills
Title:	Vice President
Citibank, N.A.

Acknowledged:

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

Amendment Number One to Amended and Restated Master Repurchase Agreement PLS-Agency